Exhibit 99.1

Verde Clean Fuels, Inc. Reports First Quarter 2024 Results

Houston, TX, May 14, 2024 - Verde Clean Fuels, Inc. (“Verde” or the “Company”) (Nasdaq: VGAS), a renewable energy company focused on the development of commercial production facilities to convert syngas derived from diverse feedstocks into gasoline, today reported first quarter 2024 GAAP diluted net loss per share of $(0.13). The first quarter net loss consists of ongoing general and administrative and research and development expenses related to the Company’s continuing focus on development of its first commercial facility based on Verde’s proprietary STG+® technology which is designed to produce gasoline utilizing either stranded natural gas or waste feedstocks.

Business Update Highlights Through May 14, 2024

●	Verde is participating in a US Department of Energy (DOE) funded consortium that is studying the production of zero emission methanol. A consortium, led by TDA Research, Inc. and which also includes the University of Colorado – Denver, plans to complete a conceptual design study for a system having the potential of capturing and then utilizing ambient CO2 to produce “green” methanol. TDA will design a direct air capture (DAC) process for sourcing of CO2 from the atmosphere and lead the integration of the DAC with the methanol plant. Verde plans to design and model the methanol production unit using its proprietary STG+® technology, with the goal to utilize CO2 from the DAC, and hydrogen from a carbon-free source, to potentially produce green methanol. Total funding under the award to the consortium is $400,000. An additional $100,000 is expected to come from non-DOE sources, for aggregate funding of up to $500,000 for the project. Based on the results of the study, other project phases may follow. The Company expects that methanol may play a vital role in decarbonizing the maritime and chemical industries.

●	Verde continues to proceed with the selection process for FEED/EPC services for the Cottonmouth Ventures Permian Basin project. Since the execution of the Cottonmouth Ventures JDA in February 2024, Verde continues with the selection process of a front-end engineering and design (“FEED”) and engineering, procurement, and construction (“EPC”) partner.

●

Verde is in preliminary discussions with various potential offtake parties of carbon credits and gasoline.  Verde is in preliminary discussions with various parties with respect to long-term offtake arrangements for the purchase of D3 RINs, LCFS Credits, and gasoline that may be produced in any future projects.  Such potential arrangements, if entered into, could help manage price risk associated with these commodities and could support expected project finance requirements.

VERDE CLEAN FUELS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
	2024	2023
General and administrative expenses	$2,789,376	$4,265,640
Contingent consideration	-	(1,299,000)
Research and development expenses	85,835	82,662
Total operating loss	2,875,211	3,049,302

Other (income)	(346,128)	-
Interest expense	-	67,825
Loss before income taxes	(2,529,083)	(3,117,127)
Provision for income taxes	-	-
Net loss	$(2,529,083)	$(3,117,127)
Net loss attributable to noncontrolling interest	$(1,756,712)	$(2,542,666)
Net loss attributable to Verde Clean Fuels, Inc.	$(772,371)	$(574,461)

Earnings per share
Weighted average Class A common stock outstanding, basic and diluted	6,173,716	6,124,245
Net loss per share of Class A common stock	$(0.13)	$(0.09)

VERDE CLEAN FUELS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$25,941,604	$28,779,177
Restricted cash	100,000	100,000
Prepaid expenses	1,406,010	373,324
Total current assets	27,447,614	29,252,501

Non-current assets:
Security deposits	160,669	160,669
Property, plant and equipment, net	67,791	62,505
Operating lease right-of-use assets, net	453,862	524,813
Intellectual patented technology	1,925,151	1,925,151
Total non-current assets	2,607,473	2,673,138
Total assets	$30,055,087	$31,925,639

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$367,036	$184,343
Accrued liabilities	2,227,546	1,976,812
Operating lease liabilities – current portion	326,446	297,380
Other current liabilities	32,027	-
Total current liabilities	2,953,055	2,458,535

Non-current liabilities:
Promissory note – related party	-	409,612
Operating lease liabilities	147,472	232,162
Total non-current liabilities	147,472	641,774
Total liabilities	3,100,527	3,100,309

Stockholders’ equity
Class A common stock, par value $0.0001 per share, 9,428,797 and 9,387,836 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	943	939
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of March 31, 2024 and December 31, 2023	2,250	2,250
Additional paid in capital	35,673,145	35,014,836
Accumulated deficit	(24,695,101)	(23,922,730)
Noncontrolling interest	15,973,323	17,730,035
Total stockholders’ equity	26,954,560	28,825,330
Total liabilities and stockholders’ equity	$30,055,087	$31,925,639

About Verde Clean Fuels, Inc.

Verde Clean Fuels, Inc. is a renewable energy company focused on the development of commercial production plants to convert syngas, derived from diverse feedstocks including biomass or stranded or flared natural gas into gasoline through its innovative and proprietary liquid fuels technology, the STG+® process. Through its STG+® process, Verde converts syngas into fully finished fuels that require no additional refining, such as Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline. To learn more, please visit www.verdecleanfuels.com.

Investor Contact:

Caldwell Bailey (ICR)
verdeIR@icrinc.com

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding Verde’s expectations and any future financial performance, as well as Verde’s strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “plans,” “goal,” “project,” “preliminary discussions,” “designed,” “potential,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to realize the anticipated benefits of a particular transaction; the risks related to the growth of Verde’s business and the timing of expected business milestones; the ability of Verde to obtain financing in connection with a particular transaction or in the future; and the effects of competition on Verde’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Source: Verde Clean Fuels, Inc.

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